Date: June 17, 1998

                              LEASE ADDENDUM V

Addendum V to Lease Agreement No. 9727 Dated March 10, 1998
By and Between NevStar Gaming and Entertainment Corporation
T/A Mesquite Star Hotel and Casino
And Telerent Leasing Corporation, Raleigh, North Carolina

IT IS MUTUALLY AGREED AND UNDERSTOOD that the following shall become a part of the above lease agreement:

          A. The term of the lease agreement is sixty (60) months with Lessee's monthly payment being $33,979.87 plus tax for the first thirty-six (36) months and $12,916.78 plus tax for the remaining twenty-four (24)months.

          B. Lessee shall remit the following advance payments which include tax: $36,029.95 and $13,820.95 for a total of $49,850.90 as a condition of approval of this lease.

          C. Lessee shall remit a one (1%) origination fee in the amount of $12,253.15 as a condition of approval of this lease.

IT IS FURTHER AGREED AND UNDERSTOOD that there will be an automatic two (2%) percent rate increase anytime two payments are not paid within the month billed. The rate will revert to the original rate when twelve (12) consecutive payments are paid within the month billed. Any reoccurrence of the above during the term of the lease will follow the same rules.

The above noted lease agreement includes the following lease schedules:
Lease Addendum II & IV, 2, 4, 4 addendum 1, 9, 11, 15, 16, 16 addendum 1, 17, 17 addendum 1, 18, 23, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37,
38. The following lease schedules shall be deleted: 1, 3, 5, 6, 7, 8, 10, 12, 13, 14, 19, 20, 21, 22, 24, 25.
IT IS FURTHER AGREED AND UNDERSTOOD that the Lessee is responsible for all freight, installation, service and insurance.

This addendum V supercedes addendum III dated June 9, 1998.
All other terms and conditions shall remain the same.

LESSEE:                                       LESSOR:

NevStar Gaming & Entertainment Corporation    Telerent Leasing Corporation
T/A: Mesquite Star Hotel & Casino
     Mesquite, Nevada

   //Jeffrey L. Gilbert
By: Jeffrey L. Gilbert                        By:

Title: Chief Operating Officer, President     Title:

Date:                                         Date:


                   TELERENT COMMITMENT LETTER


April 6, 1998



Mr. Jeffrey L. Gilbert, President
NevStar Gaming & Entertainment Corporation
3175 West Post Road
Las Vegas, NV 89118

RE: Mesquite Star Hotel and Casino - Mesquite, NV

Dear Mr. Gilbert:

Telerent Leasing Corporation is pleased to offer the following lease financing commitment:

     Lessee:          NevStar Gaming & Entertainment Corporation

     Amount:          Approximately $1,168,168.00

     Equipment:       "Hard Costs included in the various FF&E Vendor Quotes
                      previously submitted to Telerent for consideration and various "Soft Costs".

     Term:            36 months at $33,903.44 plus tax
                      24 months at $11,568.00 plus tax

                      1 payment at $33,903.44 plus tax and 1 payment at
     Advance          $11,568.00 plus tax for a total of $45,471.44 plus
     Payments:        tax.

     Co-Lessees:      None

     Documentation
     & Conditions:    Properly executed lease agreement and appropriate
                      addenda. UCC-1 forms, mortgagee's waiver, equipment vendor cost quotes, and other required documents as specified on attached Schedule A. 1% origination fee in the amount of $11,681.66.

     Commitment
     Expiration:      This financing commitment shall remain open through
                      April 17, 1998. Evidence of your acceptance shall be acknowledged in the space provided below and returned to Telerent within the time frame indicated above.

The attached Schedule A shall become part of this commitment letter. Please initial where indicated.

We sincerely appreciate the opportunity of submitting this commitment letter to you and look forward to the opportunity of providing some of your equipment needs.

Thank you.

Very truly yours,

TELERENT LEASING CORPORATION



Claude Felmet, Assistant Vice President
Credit/Portfolio Manager

RW/mrc

cc: Ralph Webb, VP Sales
    Stuart Austin, Assistant RVP

ACKNOWLEDGEMENT: THE TERMS AND CONDITIONS OF THIS LETTER SHALL BE VALID FOR A PERIOD OF 10 DAYS AND BY YOUR ACKNOWLEDGMENT BELOW, YOU AGREE TO THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN, ONCE ACCEPTED, THIS CONSTITUTES A NON-CANCELABLE AGREEMENT.

LESSEE:     NEVSTAR GAMING & ENTERTAINMENT CORPORATION
            By:    //Jeffrey L. Gilbert
                     Jeffrey L. Gilbert
            TITLE:   President, Chief Operating Officer
            DATE:    4/12/98


SCHEDULE A TO COMMITMENT LETTER DATED 4/6/98



SUPPLEMENTAL DOCUMENTATION & CONDITIONS:

     1.  Mortgagee Waiver

     2. Title search must be performed confirming clear title to real estate held by Lessee.

     3. Opinion letter required from Lessee's attorney stating that Telerent will have first lien rights to equipment being leased.

     4. A non-refundable one (1%) percent commitment fee is required at the time of acceptance of this commitment.

     5.  Hard Cost totaling $511,863.00; Soft Cost totaling $656,305.00

     6. Automatic two (2%) percent rate increase anytime two payments are not paid within the month billed. The rate will revert to the original rate when twelve (12) consecutive payments are paid within the month billed. Any reoccurrence of the above during the term of the lease will follow the same rules.



                                                         Initials:   JLG
                                                         Date:   4/12/98